                                                                    EXHIBIT 99.2
                                                                    ------------



                     VOTING AGREEMENT AND IRREVOCABLE PROXY
                     --------------------------------------


     VOTING AGREEMENT AND IRREVOCABLE PROXY, dated as of October 21, 1998, between LABTEC, INC., a Delaware corporation ("Labtec"), and [NAME OF
                                               ------
SHAREHOLDER] (the "Shareholder"), [an individual] and a shareholder of Spacetec
                   -----------
IMC Corporation, a Massachusetts corporation (the "Company").  Capitalized terms
                                                   -------
used but not otherwise defined in this Agreement shall have the meanings respectively assigned to them in the Merger Agreement (as defined below).


                              W I T N E S S E T H:
                              -------------------


     WHEREAS, the Shareholder beneficially owns certain shares of common stock, par value $.01 per share (the "Company Common Stock"), of the Company (all such
                               --------------------
shares, together with all other shares of capital stock of the Company with respect to which the Shareholder has beneficial ownership as of the date of this Agreement or acquires beneficial ownership (including, without limitation, through the exercise of stock options) on or before the termination of the Merger Agreement are collectively referred to as the "Restricted Company
                                                      ------------------
Shares");

     WHEREAS, concurrently with the execution and delivery of this Agreement, the Company, SIMC Acquisition Corporation, a Delaware corporation ("Spacetec
                                                                    --------
Subsidiary"), and Labtec are entering into an Agreement and Plan of Merger,
----------
dated the date hereof (as amended or modified from time to time, the "Merger
                                                                      ------
Agreement"), providing for, among other things, the merger of Spacetec
---------
Subsidiary with and into Labtec (the "Merger");
                                      ------

     WHEREAS, Labtec may be required to incur substantial expenses in connection with the performance of the Merger Agreement; and

     WHEREAS, Labtec as a condition to its willingness to enter into the Merger Agreement, has required the Shareholder (i) to grant Labtec an irrevocable proxy with respect to the Restricted Company Shares on the terms and conditions hereinafter set forth, and (ii) to provide Labtec with certain financial protection in the event the Merger Agreement is terminated under certain circumstances more fully described herein.

     NOW, THEREFORE, the parties hereto agree as follows:

I.   Voting.  Until the termination of this Agreement, subject to the receipt of
     ------
proper notice and the absence of a preliminary or permanent injunction or other final order by any United States federal court or state court barring such action, the Shareholder shall do the following:

     (a) be present, in person or represented by proxy, at each meeting (whether annual or special, and whether or not an adjourned or postponed meeting) of the shareholders of the Company, however called, or in connection with any written consent of shareholders of the Company, so that all Restricted Company Shares then entitled to vote may be counted for the purposes of determining the presence of a quorum at such meeting; and

     (b) At each such meeting held before the Effective Time and with respect to such written consent, vote (or cause to be voted) the Restricted Company Shares (i) to approve the Merger Agreement and the Merger, and any action in furtherance thereof, (ii) except as otherwise approved in writing in advance by Labtec (which approval may be granted, withheld, conditioned or delayed in its sole discretion), against any action or agreement that would result in any breach of any representation, warranty, covenant or agreement of the Company, Spacetec Subsidiary or the Shareholder contained in the Merger Agreement or this Agreement, that would or could reasonably be expected to materially reduce the benefits to Labtec of the Merger, (iii) except as otherwise approved in writing in advance by Labtec (which approval may be granted, withheld, conditioned or delayed in its sole discretion), against any Acquisition Proposal (other than the Merger), and (iv) except as otherwise approved in writing in advance by Labtec (which approval may be granted, withheld, conditioned or delayed in its sole discretion) or as contemplated by the Merger Agreement, against any amendment to the charter or by-laws of the Company.

           I. Irrevocable Proxy. The Shareholder hereby revokes any and all
              -----------------
     previous proxies granted with respect to the Restricted Company Shares. By entering into this Agreement, the Shareholder hereby grants a proxy (the "Proxy") appointing Labtec (or any designee of Labtec) as the Shareholders's lawful agent, attorney-in-fact and proxy, with full power of substitution, for and in the Shareholder's name, (i) to attend any and all meetings of shareholders of the Company, (ii) to vote in accordance with the provisions of Section 1 hereof the Restricted Company Shares that the Shareholder is then entitled to vote, (iii) to grant or withhold in accordance with the provisions of Section 1 hereof all written consents with respect to the Restricted Company Shares that the Shareholder is then entitled to vote, and (iv) to represent and otherwise act for the Shareholder in the same manner and with the same effect as if the Shareholder were personally present, with respect to all matters subject to
     Section 1 hereof. The Proxy shall be deemed to be a proxy coupled with an interest, is irrevocable and is granted in consideration of Labtec's entering into this Agreement and the Merger Agreement; provided, however, that the Proxy shall be revoked upon termination of this Agreement in accordance with its terms. The Shareholder hereby authorizes such agent, attorney-in-fact and proxy to file the Proxy with the Clerk of the Company.

           II. Legending of Certificates; Nominee Shares. The Shareholder agrees
               -----------------------------------------
     to use its reasonable best efforts to submit to Labtec promptly following the execution of this Agreement (or promptly following receipt of any additional certificates representing any additional Restricted Company Shares) all certificates representing the Restricted Company Shares so that Labtec may note thereon a legend referring to the Proxy granted to it by this Agreement. If any of the Restricted Company Shares beneficially owned by the Shareholder are held of record by a brokerage firm in the "street name" or in the name of any other nominee (a "Nominee," and as to the
                                                   -------
     Restricted Company Shares, "Nominee Shares"), the Shareholder agrees that,
                                 --------------
     upon written notice by Labtec requesting it, the Shareholder will within five (5) days of the giving of such notice execute and deliver to Labtec a limited power of attorney in such form as shall be reasonably satisfactory to Labtec enabling Labtec to require the Nominee to grant to Labtec an irrevocable proxy to the same effect as Section 1 hereof with respect to the Nominee Shares held by such Nominee and to submit to Labtec the certificates representing such Nominee Shares for notation of the foregoing legend thereon.


           III. Payment in Acquisition Proposal.
                -------------------------------

                      A. If the Merger Agreement is terminated and, in connection with an Acquisition Proposal as to which the Company is obligated to pay Labtec the Parent Additional Termination Fee, the Shareholder, either (i) within 90 days following the termination of the Merger Agreement or (ii) thereafter to any Third Party with which the Company had any discussions concerning a possible Acquisition Proposal prior to the termination of the Merger Agreement, (A) sells or otherwise in any way disposes of, in whole or in part, the Restricted Company Shares to a Third Party (as defined in Section 6(b) hereof) in exchange for cash and/or securities having a value per share (the "Third Party Purchase Price") in excess of $8.00 (as adjusted for any stock dividend, stock split, combination, recapitalization or similar transaction with respect to the capital stock of the Company), and/or (B) otherwise as a result of the consummation of the Acquisition Proposal receives cash and/or securities or other consideration from the Company having a value per share in excess of $8.00, the Shareholder shall, contemporaneously with the completion of such sale or other transaction, pay or deliver to Labtec an amount equal to (x) fifty percent (50%) of the amount by which the Third Party Purchase Price and/or other consideration per share received by the Shareholder exceeded $8.00 multiplied by (y) the number of Restricted Company Shares so sold or disposed of and/or with respect to which such other consideration was received. Any such amount shall be paid, to the extent that the Shareholder received cash, in cash, and to the extent that the Shareholder received securities or other consideration, in such securities or other consideration (the value of which shall be determined as provided in Section 4(c) below), in each case in the same proportion as such cash and other consideration was received by the Shareholder.

                      B. If the Merger Agreement is terminated and, in connection with an Acquisition Proposal as to which the Company is obligated to pay Labtec the Parent Additional Termination Fee, the Shareholder, either (i) within 90 days following the termination of the Merger Agreement or (ii) thereafter to any Third Party with which the Company had any discussions concerning a possible Acquisition Proposal prior to the termination of the Merger Agreement, (A) sells or otherwise in any way disposes of, in whole or in part, the Restricted Company Shares to a Third Party for a Third Party Purchase Price less than or equal to $8.00 (as adjusted for any stock dividend, stock split, combination, recapitalization or similar transaction with respect to the capital stock of the Company), and/or
           (B) otherwise as a result of the consummation of the Acquisition Proposal receives cash and/or securities or other consideration from the Company having a value per share less than or equal to $8.00, the Shareholder shall, contemporaneously with the completion of such sale or other transaction, pay or deliver to Labtec an amount equal to (x) the amount by which the Third Party Purchase Price and/or other consideration per share received by the Shareholder exceeded the closing price per share of Spacetec Stock on the last trading day immediately prior to the date hereof (provided that such amount shall not exceed $2.00) multiplied by (y) the number of Restricted Company Shares so sold or disposed of and/or with respect to which such other consideration was received; provided, however, that no such amount shall be paid by the Shareholder to Labtec in connection with any transaction in which the Company was merged with another corporation and the Shareholder was required to sell or otherwise dispose of Restricted Company Shares. Any such amount shall be paid, to the extent that the Shareholder received cash, in cash, and to the extent that the Shareholder received securities or other consideration, in such securities or other consideration (the value of which shall be determined as provided in Section 4(c) below), in each case in the same proportion as such cash and other consideration was received by the Shareholder.

                      C. The value of such securities or other consideration shall be determined as of the date of the receipt thereof. If the Shareholder and Labtec cannot, within fifteen (15) days of receipt of such securities or other consideration, agree as to its value, the Shareholder and Labtec will submit their respective valuations of such securities to a mutually agreed upon third-party appraiser who will either select one of the submitted valuations or establish a valuation within the range of the submitted valuations, which selection or establishment of a valuation shall be binding on the parties hereto. All costs of the third-party appraiser shall be paid by Labtec.

                      D. Any payment made by the Shareholder to Labtec pursuant to Section 4(a) or 4(b) hereof shall be treated by the Shareholder as a "selling expense" for all tax purposes which shall either (i) reduce the

           Shareholder's "amount realized" in the transaction or (ii) be added to the adjusted tax basis of disposed Restricted Company Shares and shall, therefore, reduce the gain, if any, realized by the Shareholder in connection with such disposition. Similarly, Labtec agrees to treat such payments as a "selling expense" for all tax purposes, provided that such treatment does not adversely affect Labtec.

                      E. Notwithstanding anything to the contrary contained in this Agreement, in no event shall the Shareholder be liable for any payments to Labtec pursuant to this Agreement if such sale of Restricted Company Shares occurs after 90 days following the termination of the Merger Agreement, except in connection with an Acquisition Proposal (i) with a Third Party with whom the Company had any discussions concerning a possible Acquisition Proposal prior to termination of the Merger Agreement and (ii) in connection with which the Company was obligated to pay Labtec the Parent Additional Termination Fee.

           IV.   Representations and Warranties of the Shareholder.  The
                 -------------------------------------------------
Shareholder hereby represents and warrants to Labtec that:

                      A. The Shareholder is the sole, true, lawful, record and beneficial owner of the Restricted Company Shares; the Restricted Company Shares are validly issued, fully paid and nonassessable, with no personal liability attaching to the ownership thereof; and the Shareholder has good and valid title to the Restricted Company Shares, free and clear of any agreements, liens, adverse claims or encumbrances whatsoever with respect to the ownership of or the right to vote the Restricted Company Shares.

                      B. The Shareholder has the full right, power and authority to enter into this Agreement, and this Agreement has been duly and validly executed and delivered by the Shareholder.

                      C. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby do not and will not, with or without the giving of notice or the passage of time, (i) violate any judgment, injunction or order of any court, arbitrator or governmental agency applicable to the Shareholder, or (ii) conflict with, result in the breach of any provision of, constitute a default under, or give rise to a right of termination, cancellation or acceleration of any right or obligation of the Shareholder under, or require the consent of any third party under, any agreement, instrument, judgment, order or decree to which the Shareholder is a party or by which the Shareholder may be bound.

                      D. This Agreement is the valid and binding Agreement of the Shareholder, enforceable against the Shareholder in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights generally.


               E.   Exhibit A attached hereto sets forth a list and description
                    ---------
           of all Restricted Company Shares and all options to purchase or rights to subscribe for or otherwise acquire any securities of the Company beneficially owned or owned of record by the Shareholder and, except as set forth on Exhibit A, the Shareholder has no other interest in or voting rights with respect to any securities of the Company.

                      F. No investment banker, broker or finder is entitled to a commission or fee from the Shareholder or the Company in respect of this Agreement based upon any arrangement or agreement made by or on behalf of the Shareholder.


           V.   Additional Covenants of the Shareholder.  The Shareholder
                ---------------------------------------
           hereby covenants and agrees that:

                      A. The Shareholder will not enter into any transaction, take any action, or by inaction permit any event to occur, that would result in any of the representations or warranties of the Shareholder herein contained not being true and correct at and as of the time immediately after the occurrence of such transaction, action or event.

                      B. Until the termination of this Agreement, the Shareholder shall not, whether directly, indirectly, or through any employee, agent or otherwise (i) solicit or initiate any inquiry or submission of a proposal or an offer from any person, corporation, unincorporated organization, partnership, association, joint venture, trust or any other entity (a "Third Party") relating to any Acquisition Proposal, or (ii) participate in any discussions or negotiations regarding, or furnish to any other person any information with respect to, or otherwise cooperate in any way or assist or facilitate any Acquisition Proposal by any Third Party. The Shareholder shall promptly advise Labtec of any communication (including the identity of the person making such communication and the terms thereof) the Shareholder may receive relating to any of the foregoing.

                      C. Until the termination of this Agreement, the Shareholder will at all times use his best efforts to prevent the Company from taking any action in violation of the Merger Agreement, including, but not limited to, any such action that would (i) amend or otherwise change the Company's charter or by-laws, (ii) issue or sell or authorize for issuance or sale any stock appreciation rights, stock options (other than pursuant to stock option plans in effect on the date hereof) warrants or additional shares of any class of capital stock, including the Company Common Stock, or any securities convertible into or exchangeable for shares of any class of capital stock, (iii) declare, set aside, make, pay or accelerate the time for declaration or payment, of, any dividend or other distribution with respect to its capital stock, or (iv) redeem, purchase, or otherwise acquire, directly or indirectly, any of its capital stock.

                      D. Until the termination of this Agreement, the Shareholder shall not, directly or indirectly, (i) grant any proxies or enter into any voting trust or other agreement or arrangement with respect to the voting of any of the Restricted Company Shares, or
           (ii) acquire, sell, assign, transfer, encumber or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the direct or indirect acquisition or sale, assignment, transfer, encumbrance or other disposition of, any of the Restricted Company Shares during the term of this Agreement; provided, however, that the Shareholder shall be permitted to sell any of the Restricted Company Shares at any time following the termination of Merger Agreement so long as such sale is made in an open market transaction and there are no Acquisition Proposals then outstanding. The Shareholder shall not seek or solicit any such acquisition or sale, assignment, transfer encumbrance or other disposition or any such contract, option or other arrangement or assignment or understanding, and the Shareholder agrees to promptly notify Labtec and provide all details requested by Labtec if the Shareholder shall be approached or solicited, directly or indirectly, by any Third Party with respect to any of the foregoing.

                      E. The Shareholder shall execute and deliver any additional documents reasonably necessary or desirable, in the reasonable opinions of both Labtec's counsel and the Shareholder's counsel, to evidence the Proxy granted in Section 2 hereof with respect to the Restricted Company Shares or otherwise implement and effect the provisions of this Agreement.

                      F. In the event that the Shareholder serves as a member of the Board of Directors of the Company, nothing in this Agreement shall limit or restrict the Shareholder in acting in his capacity as a director and exercising his fiduciary duties and responsibilities, it being agreed and understood that this Agreement shall apply to the Shareholder solely in his capacity as a shareholder of the Company and shall not apply to the Shareholder's actions, judgements or decisions as a director.

           VI.  Represents and Warranties of Labtec.  Labtec hereby represents
                -----------------------------------
           and warrantsto the Shareholder that:

                      A. Labtec has all requisite power and authority to enter into and perform all of its obligations under this Agreement. The execution, delivery and performance of this Agreement and all of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Labtec. This Agreement has been duly executed and delivered by Labtec.

                      B. Neither the execution, delivery or performance of this Agreement by Labtec nor the consummation of the transactions contemplated herein will violate the organizational documents of Labtec or will conflict with or result in the breach of any material term, condition or provision of any instrument, indenture, contract, lease or other document or understanding, oral or written, to which Labtec is a party or is otherwise bound or affected in such manner as to materially and adversely affect the business of Labtec.

           VII. Termination.  This Agreement shall terminate upon consummation
                -----------
           of the Merger Agreement and may be terminated by any party hereto on or after the day of the termination of the Merger Agreement in accordance with its terms; provided, however, that Sections 4 and 8 through 14 hereof shall survive termination of this Agreement if this Agreement is terminated at any time prior to the Closing.

           VIII.  Binding Effect; Assignment.  This Agreement shall insure to
                  --------------------------
            the benefit of, and be binding upon, the parties and their respect successors and permitted assigns. The Shareholder shall not assign its rights or obligations hereunder without Labtec's consent which will not be unreasonably withheld. Labtec may assign its rights and obligations hereunder to an affiliate.

            IX.  Notices.  All notices, requests, demands and other
                 -------
            communications hereunder shall be in writing and shall be deemed given if delivered personally or mailed by certified or registered mail, postage prepaid, addressed as follows:

               If to Labtec:

               1499 Southeast Tech Center Drive
               Vancouver, Washington 98683

               Attention: President


               with copies to:

               Sun Capital Partners, Inc.
               777 South Flagler Drive
               West Tower, Eighth Floor
               West Palm Beach, Florida 33401
               Attention:  Marc J. Leder and Rodger R. Krouse

               and

               Parker Chapin Flattau & Klimpl, LLP
               1211 Avenue of the Americas
               New York, New York 10036
               Attention:  Mark S. Hirsch, Esq.

               If to the Shareholder:

               ___________________________
               ___________________________
               ___________________________
               ___________________________

               with a copy to:

               Testa, Hurwitz & Thibeault, LLP
               High Street Tower
               125 High Street
               Boston, Massachusetts 02110
               Attention: John M. Hession, Esq.


Any party may change the foregoing address from time to time by giving the other party notice thereof.

           I.    Injunctive Relief; Remedies Cumulative.
                 --------------------------------------

                      A. Each party hereto acknowledges that the other party will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of such party that are contained in this Agreement. It is accordingly agreed that, in addition to any other remedies that may be available to the non-breaching party upon the breach by any other party of such covenants and agreements, the non-breaching party shall have the right to obtain injunctive relief to restrain any breach or threatened breach of such covenants or agreements or otherwise to obtain specific performance of any such covenants or agreements.

                      B. No remedy conferred upon or reserved to any party herein is intended to be exclusive of any other remedy, and every remedy shall be cumulative and in addition to every other remedy herein or now or hereafter existing at law, in equity or by statute.


           II.  Applicable Law.  This Agreement and all amendments thereof
                --------------
           shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts applicable to contracts made and to be performed therein.


           III. Counterparts.  This Agreement may be executed in one or more
                ------------
           counterparts, each of which shall be deemed an original.


           IV.  Effect of Partial Invalidity.  Whenever possible each
                ----------------------------
           provision of this Agreement shall be construed in such a manner as to be effective and valid under applicable law. If any provision of this Agreement or the application thereof to any party or circumstance shall be prohibited by or invalid under applicable law, such provisions shall be ineffective to the extent of such prohibition without invalidating the remainder of such provisions or any other provisions of this Agreement or the application of such provision to the other party or other circumstances.



                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

  IN WITNESS WHEREOF, this Agreement has been executed by the parties as of the date first above written.


                              LABTEC, INC.



                              By:________________________________

                                 Name:
                                 Title:


                              ___________________________________

                                       [NAME OF SHAREHOLDER]

EXHIBIT A
---------



               Restricted Company Shares and Certain Other Rights
               --------------------------------------------------